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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 16, 2005

                    -----------------------------------------
                               CONOLOG CORPORATION
                    -----------------------------------------
               (Exact name of registrant as specified in charter)

           Delaware                      0-8174                  52-0853566
-------------------------------   ----------------------    --------------------
 (State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                  number)             Identification No.

                  5 Columbia Road, Somerville, New Jersey 08876
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               (Address of principal executive offices) (Zip Code)

                                 (908) 722-8081
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))



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Item 3.02 Unregistered Sales of Equity Securities

         On December 10, 2004, Conolog Corporation (the "Company") filed an 8K to report that it had entered into a Subscription Agreement, dated December 3, 2004 (the "Subscription Agreement") with nine investors relating to the issuance and sale, in a private placement ("Private Placement") exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). On February 16, 2005, the Private Placement was completed. Pursuant to the Subscription Agreement, the company issued 1,369,355 shares of its common stock at a price of $3.10 per share (the "Purchase Price") and warrants to purchase 684,678 shares of the Company's common stock at a price of $5.15 per share which are exercisable for a period commencing on June 5, 2005 and terminating on the fifth anniversary of the issuance of such warrant. The Company received gross proceeds of $4,245,000 and net proceeds of $3,685,650. First Montauk Securities Corp. ("First Montauk") acted as Selling Agent in the private placement. Pursuant to the Selling Agent agreement between the Company and First Montauk, First Montauk was paid a cash fee of $424,500 (10% of the aggregate purchase price of the common stock sold to the Subscribers ) and also received $127,350 as a non-accountable expense allowance. The Company also issued First Montauk a warrant to purchase 273,871 shares of its common stock on the same terms as those issued to Subscribers.

         The issuance and sale of the common stock and warrants pursuant to the Subscription Agreement was made in reliance upon the exemption provided in
Section 4(2) of the Securities Act and Regulation S promulgated under the Securities Act. No form of general solicitation or general advertising was conducted in connection of the private placement. Each of the certificates representing shares of the Company's common stock and warrants issued pursuant to the Subscription Agreement contain restrictive legends preventing the sale, transfer or other disposition of such shares and warrants, unless registered under the Securities Act.

         Pursuant to the Subscription Agreement, the Company is required to register the resale of the securities and the (securities issuable upon the exercise of the warrants) under the Securities Act. Pursuant to the Selling Agent Agreement, the Company is required to register the resale of the securities issuable upon the exercise of the warrant issued to First Montauk. A copy of the press release announcing these events is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01

(c) Financial Statements and Exhibits

Exhibit Number     Description

10.1               Subscription Agreement (incorporated by reference to Exhibit
                   10.1 of the 8-K filed with the Securities and Exchange Commission on December 10, 2004)

10.2 Warrant (incorporated by reference to Exhibit 10.2 of the 8-K filed with the Securities and Exchange Commission on December 10, 2004)


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Exhibit Number     Description

10.3               Selling Agent Agreement (incorporated by reference to Exhibit
                   1.1 of the 8-K filed with the Securities and Exchange Commission on December 10, 2004)

99.1               Press release dated February 18, 2005



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONOLOG CORPORATION

                                            By:  /s/ Marc R. Benou
                                            ------------------------------------
Dated:  February 18, 2005                   Marc R. Benou
                                            President